SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                  Date of earliest event reported April 9, 2001
                         Date of Report: April 10, 2001

                        First Industrial Securities, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              33-97014-01              36-4036965
(State or other                    (Commission File         (I.R.S. Employer
jurisdiction of organization)           Number)            Identification No.)

311 South Wacker Drive, Suite 4000
Chicago, Illinois                                                   60606
(Address of principal executive offices)                         (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)



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Item 5.   On April 9, 2001, First Industrial Realty Trust, Inc. redeemed all of its outstanding 9 1/2% Series A Cumulative Preferred Stock, which was guaranteed as to payments of dividends, and payments on liquidation or redemption, by First Industrial Securities, L.P.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST INDUSTRIAL SECURITIES, L.P.

                                  By:   First Industrial Securities Corporation,
                                         Its sole general partner


                                  By:   /s/ Michael J. Havala
                                        ---------------------------------------
                                         Name:   Michael J. Havala
                                         Title:  Chief Financial Officer
                                                 (Principal Financial and
                                                   and Accounting Officer)


Date:    April 10, 2001